Exhibit 99.2

Copano Energy, L.L.C. Roadshow Presentation November 2006

Securities Act Legend Copano Energy, L.L.C. has filed a registration statement (including a prospectus and a prospectus supplement) with the SEC (Registration Statement No.: 333-138341) for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and the other documents that Copano has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by accessing Copano's website at www.copanoenergy.com under "Investor Relations - SEC Filings". (The information included on Copano's websites is not incorporated into this presentation, the prospectus or the prospectus supplement.) Alternatively, Copano or any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and the prospectus if you request it by calling toll-free 1-888-827-7275.

Forward-Looking Statements Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's Securities and Exchange Commission filings. Please read the section entitled "Risk Factors" beginning on page S-12 of the prospectus supplement and on page 1 of the prospectus. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Offering Summary Issuer: Copano Energy, L.L.C. Nasdaq Symbol: CPNO Security: Primary common units representing membership interests Common Units Offered: 2,500,000 (excluding over-allotment units) Over-Allotment Option: 15% (375,000 primary common units) Expected Pricing Date: November 30, 2006 3Q 2006 Distribution: $0.75 ($3.00 annually) Current Price: $61.99 as of 11/21/2006 Implied Yield: 4.8% Expected Tax Deferral: 80% or greater through December 31, 2008 Use of Proceeds: Repay $100.0 million unsecured term loan General company purposes, including reduction of our senior secured revolving credit facility, new hedge arrangements and capital expenditures Bookrunners: UBS Investment Bank, Morgan Stanley Co-Managers: RBC, Lehman, Citigroup, Wachovia, Banc of America, Deutsche Bank, JPMorgan, KeyBanc, Sanders Morris Harris

Company Representatives John Eckel Chairman and Chief Executive Officer Bruce Northcutt President and Chief Operating Officer Matt Assiff Senior Vice President and Chief Financial Officer Carl Luna Vice President, Finance

Introduction Copano Energy, L.L.C. is a growth-oriented midstream energy company founded in 1992 Built through over 30 acquisitions and extensive construction and integration projects Significant pipeline growth - from 23 miles to approximately 5,000 miles Five processing plants (a) - over 800 million cubic feet per day of combined processing capacity Strong producer and customer focus Highly competitive and flexible services Provides midstream services to approximately 825,000 MMBtu/day of natural gas (a) Includes majority interest in Southern Dome.

Introduction Prominent producer services franchise in two active producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma covering 25% of the land mass of the state

Financial Profile Nine Months Ended 9/30/06: Revenue: $654.9 million Total Segment Gross Margin (a): $140.7 million EBITDA (a): $97.6 million LTM 9/30/06: Revenue: $950.0 million Total Segment Gross Margin (a): $186.4 million EBITDA (a): $129.3 million Current Equity Value: $1.1 billion (b) Current Enterprise Value: $1.5 billion (b) (a) Total Segment Gross Margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. (b) Equity value as of November 21, 2006

Copano's LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

Benefits of Copano's LLC Structure No entity-level taxation No general partner splits ("incentive distribution rights") Reduces cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Distribution Growth and Coverage Distribution Growth (a) (a) Minimum Quarterly Distribution ("MQD") per LLC Agreement. (b) Actual $0.20 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004. Fourth quarter 2004 Distribution Coverage Ratio not reflected since the distribution was for a partial quarterly period. (c) Represents coverage based on total number of units outstanding on June 30, 2005. Distribution Coverage Ratio was 99% based on the total number of units outstanding on August 1, 2005, the distribution record date, including the units issued on the record date in connection with our acquisition of ScissorTail Energy, LLC. Distribution Coverage Ratio (b) (c)

Copano Price Performance Track Record of Performance Copano Total Return Performance

Pro Forma Ownership Structure Copano Energy, L.L.C. Mid-Continent Operations Texas Gulf Coast Pipelines Segment Texas Gulf Coast Processing Segment 11% Membership Interest (a) 89% Membership Interest (a) Excludes 146,718 restricted common units and 604,279 options to acquire common units, of which 122,460 are exercisable as of November 15, 2006. Officers, Directors and Employees Public and Institutional Investors

Investment Highlights Assets are strategically located in active natural gas supply areas and are easily scalable Our contracts and asset mix provide operating flexibility to mitigate processing margin risk We provide an integrated and comprehensive package of midstream services We have knowledgeable and experienced employees with significant ownership interests in us Our LLC structure is tax-advantaged, reduces the cost of equity capital, and allows unitholders to elect directors We have a flexible financial structure and have a proven track record of growth

Highly-Rated Service Provider In the 2006 Natural Gas Midstream Services Survey conducted by EnergyPoint Research, Houston, among all respondents Copano rated: #2 Overall - all service categories and geographic regions #1 Onshore Gas Gathering - all geographic regions #1 Texas Intrastate - all service categories #1 Reliability, Capacity and Condition of Field Assets (a) #1 Health, Safety and Environmental Practices (a) #1 Administrative, Scheduling and Accounting Personnel (a) Among primary decision makers, Copano rated #1 overall and in most categories (a) All service categories and geographic regions

Company Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce the sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Mid-Continent Operations One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,300 miles of natural gas gathering pipelines 16,900 square mile region Long-term agreements with remaining terms ranging up to approximately 14 years Approximately 25 drilling rigs active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 4 processing plants (includes majority- owned Southern Dome) Current inlet capacity of 115 MMcf/d YTD 9/30/06 Segment Gross Margin (a): $72.1 million OK (a) Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Texas Gulf Coast Pipelines One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region Approximately 1,600 miles of natural gas gathering and intrastate transmission pipelines (includes majority-owned Webb/Duval) Strong drilling activity particularly on Central Gulf Coast and Mestena Grande systems Decline rates generally moderate compared to Offshore Gulf of Mexico YTD 9/30/06 Segment Gross Margin (a): $29.4 million (a) Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. TX

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700,000 Mcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 96% Fuel consumption by 79% Sheridan NGL Pipeline: 104 miles Brenham NGL Pipeline (a): 46 miles YTD 9/30/06 Segment Gross Margin (b): $38.9 million (a) Leased from Kinder Morgan. (b) Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Organic Growth & Bolt-on Capital Spending Committed organic growth and bolt-on capital spending of $82.5 million completed or initiated in 2006 Hunton de-watering play gathering and compression expansion (Mid-Continent) Expansion of Paden Plant (Mid-Continent) and addition of Nitrogen Rejection Unit Bolt-on acquisitions in South Texas (Texas Gulf Coast) include: Williams Field Services South Texas Assets Normanna Lateral Loop of Hope Lateral (Texas Gulf Coast) Southern Dome greenfield facilities (Mid-Continent) Houston Central CO2 treating capacity expansion (Texas Gulf Coast)

Management Team 16 senior managers with an average of 24 years of experience in the industry Significant acquisition and integration expertise Over 30 acquisitions completed since 1992 Many employees operated or were associated with acquired assets Management and employees beneficially own 11% of units outstanding pro forma for the offering (a) (a) Excludes 146,718 restricted common units and 604,279 options to acquire common units, of which 122,406 are exercisable as of November 21, 2006.

Copano Board of Directors Board of Directors includes leaders within the energy industry Six of the seven Board members are independent Name Primary Affiliation James G. Crump Retired Global Energy & Mining Cluster Leader, PricewaterhouseCoopers Ernie L. Danner Director, Executive Vice President and Chief Operating Officer, Universal Compression Holdings Inc. and Director, UCO GP, LLC Scott A. Griffiths Advisor, Hydro Gulf of Mexico, LLC Michael L. Johnson Retired Chairman and Chief Executive Officer, Conoco Gas and Power T. William Porter Chairman and Founding Partner, Porter & Hedges, L.L.P. William L. Thacker Retired Chairman and Chief Executive Officer, TEPPCO Partners, L.P. John R. Eckel, Jr. Chairman and Chief Executive Officer, Copano Energy, L.L.C.

Financial Overview

Total Segment Gross Margin (a) (a) Total Segment Gross Margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC. (c) Includes $0.4 million of Corporate Segment Gross Margin for each of 12/31/05 and LTM 9/30/06 periods, respectively. (c) (c) 59.9% CAGR (2002 - 2005) (b) (b) (b) (b) ($mm)

Combined EBITDA (a) (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC. (c) Texas Gulf Coast results for 12/31/05 and LTM 9/30/06 periods include all company G&A expenses. $14.3 $26.4 $64.7 $97.5 (c) (c) 89.6% CAGR (2002 - 2005) (b) (b) (b) (b) $129.3 ($mm)

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than most MLP peers Target total leverage: below 4.0x debt/EBITDA Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Finance accretive acquisitions with balanced combination of long- term debt and equity

Pro Forma Capitalization ($mm) Actual Capitalization 9/30/2006 Adjustments Pro Forma Capitalization 9/30/2006 (a)(b) Cash and Equivalents $34.6 $38.5 $73.1 Long-Term Debt 375.0 (100.0) 275.0 Members' Capital 322.1 147.1 469.2 Total Capitalization $697.1 $744.9 LTM EBITDA $129.3 $129.3 Enterprise Value (c) $1,479.9 $1,496.3 Debt/LTM EBITDA 2.9x 2.1x Debt/Enterprise Value 25% 18% (a) Assumes no exercise of the underwriters' over-allotment option. (b) Pro forma capitalization reflects purchase of $9.2 mm of natural gas call spread hedges as well as $0.6 mm of unamortized debt offering costs related to the term loan. (c) As of November 21, 2006. Copano's strong balance sheet keeps the Company well-positioned for growth

Hedging Program and Risk Management On-going, long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of an operational short natural gas position on our Texas Gulf Coast Processing segment (a) Puts and calls on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane and normal butane through 2008 Puts on WTI crude oil through 2007 to hedge natural gasoline and condensate (a) Purchased November 21, 2006.

Attractive Investment Opportunity (a) MLP Average includes: APL, ARLP, BPL, BWP, DPM, EEP, EROC, EPD, ETP, GEL, HLND, KMP, MMLP, MMP, MWE, OKS, PAA, PPX, RGNC, SXL, TCLP, TPP, UCLP, VLI, WPZ, XTEX (b) GP Average includes: AHD, AHGP, BGH, EPE, ETE, HPGP, MGG, MWP, NRGP, VEH, XTXI (c) Source: Wall Street research. 2007 estimates CPNO's yield is between that of traditional MLPs and Public GPs (a) (b) (c) Comparing the hypothetical yield from Total Distributable Cash as if it were fully distributed for Copano versus traditional MLPs (after incremental IDRs) provides a useful valuation contrast (c) As of 11/21/2006

Investment Highlights Assets are strategically located in active natural gas supply areas and are easily scalable Our contracts and asset mix provide operating flexibility to mitigate processing margin risk We provide an integrated and comprehensive package of midstream services We have knowledgeable and experienced employees with significant ownership interests in us Our LLC structure is tax-advantaged, reduces the cost of equity capital, and allows unitholders to elect directors We have a flexible financial structure and have a proven track record of growth

Appendix

Reconciliation of Non-GAAP Financial Measures

Gross Margin

- We define our segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to segment gross margin is operating income.
- The following table presents a reconciliation of the non-GAAP financial measure of total gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Copano Energy, L.L.C. ($ in millions)	Year Ended December 31, 2002	2003	2004	2005	Pro forma (a) 12/31/2005	9 Months Ended 9/30/2006	LTM 9/30/2006
Operating income	$4.6	$7.4	$22.2	$50.2	$66.0	$72.6	$96.4
Add:							
Operations and maintenance expenses	9.6	10.9	12.5	18.5	25.7	23.5	30.7
Depreciation and amortization	5.5	6.1	7.3	17.0	30.6	23.7	31.3
General and administrative expenses	4.2	5.8	9.2	18.2	20.7	19.9	26.7
Taxes other than income	0.9	0.9	0.8	1.2	1.4	1.6	2.1
Equity in (earnings) loss of unconsolidated affiliate	0.6	0.1	(0.4)	(1.0)	(0.9)	(0.6)	(0.8)
Total gross margin	$25.4	$31.2	$51.6	$104.1	$143.5	$140.7	$186.4

ScissorTail Energy, LLC ($ in millions)	Year Ended December 31, 2002	2003	2004
Operating income	$1.3	$9.2	$30.9
Add:			
Operations and maintenance expenses	4.2	7.9	11.3
Depreciation and amortization	2.8	3.7	4.1
General and administrative expenses	1.4	3.0	3.8
Total gross margin	$9.7	$23.8	$50.1

(a) Pro forma for the acquisition of ScissorTail Energy, LLC

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Reconciliation of Non-GAAP Financial Measures

EBITDA

- We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess:
  - the financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
  - the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
  - our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
  - the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
- EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do.
- The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy, L.L.C. ($ in millions)	Year Ended December 31,				Pro forma (a)	9 Months Ended	LTM
	2002	2003	2004	2005	12/31/2005	9/30/2006	9/30/2006
Net (loss) income	($1.6)	($4.7)	($0.9)	$30.3	$34.8	$48.6	$62.8
Add:							
Depreciation and amortization	5.5	6.1	7.3	17.0	30.6	23.7	31.3
Interest and other financing costs	6.3	12.1	23.2	20.5	32.1	25.3	35.2
EBITDA	$10.2	$13.5	$29.6	$67.8	$97.6	$97.6	$129.3

ScissorTail Energy, LLC ($ in millions)	Year Ended December 31,		
	2002	2003	2004
Net income	$0.0	$7.9	$30.3
Add:			
Depreciation and amortization	2.8	3.7	4.1
Interest and other financing costs	1.3	1.3	0.7
EBITDA	$4.1	$12.9	$35.1

(a) Pro forma for the acquisition of ScissorTail Energy, LLC

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